UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number:  811-09261

FOXBY CORP.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor New York, NY	10005
(Address of principal executive offices)	(Zip Code)

Russell L. Kamerman, Esq.
Foxby Corp.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-785-0900
Date of fiscal year end: December 31

Date of reporting period: September 30, 2017

Item 1. Schedule of Investments

	FOXBY CORP.
	(the "Fund")
	SCHEDULE OF PORTFOLIO INVESTMENTS
	September 30, 2017
	(Unaudited)

Shares		Value
	Common Stocks (104.61%)
	Apparel and Accessory Stores (3.43%)
6,000	Hanesbrands Inc.	$ 147,840
3,600	The GAP, Inc.	106,308
		254,148

	Automotive Dealers and Gasoline Service Stations (4.62%)
2,300	AutoNation, Inc. (a)	109,158
6,800	Copart, Inc. (a)	233,716
		342,874

	Building Materials, Hardware, Garden Supply (1.02%)
1,200	Tractor Supply Company	75,948

	Business Services (12.80%)
550	Alphabet Inc. Class A (a)	535,546
2,600	DST Systems, Inc.	142,688
11,069	GlobalSCAPE, Inc.	42,394
850	Omnicom Group Inc.	62,960
3,300	Robert Half International Inc.	166,122
		949,710

	Chemical and Allied Products (7.21%)
500	Biogen Inc. (a)	156,560
250	Bioverativ Inc. (a)	14,268
2,500	Gilead Sciences, Inc.	202,550
1,375	United Therapeutics Corporation (a)	161,136
		534,514

	Communications (0.47%)
350	The Walt Disney Company	34,500

	Educational Services (2.36%)
2,500	Capella Education Company	175,375

	Electronic and Other Electrical Equipment and Components, except Computer Equipment (1.64%)
3,250	Taiwan Semiconductor Manufacturing Co. Ltd.	122,037

	Fabricated Metal Products, except Machinery and Transportation Equipment (3.75%)
6,900	American Outdoor Brands Corporation (a)	105,225
3,350	Sturm, Ruger & Company, Inc.	173,195
		278,420

	Food and Kindred Products (1.92%)
5,000	Pilgrims Pride Corporation (a)	142,050

	Food Stores (1.89%)
7,000	The Kroger Co.	140,420

	General Merchandise Stores (5.58%)
5,300	Wal-Mart Stores, Inc.	414,142

	Health Services (2.65%)
1,300	Laboratory Corporation of America Holdings (a)	196,261

	Holding and other Investment Offices (1.49%)
1,500	InterDigital, Inc.	110,625

	Home Furniture, Furnishings, and Equipment Stores (2.47%)
2,500	Bed Bath & Beyond Inc.	58,675
2,500	Williams-Sonoma, Inc.	124,650
		183,325

	Hotels, Rooming Houses, Camps, and Other Lodging Places (2.70%)
1,900	Wyndham Worldwide Corporation	200,279

	Industrial and Commercial Machinery and Computer Equipment (2.49%)
1,200	Apple Inc.	184,944

	Insurance Carriers (9.64%)
3,900	Berkshire Hathaway, Inc. Class B (a)	714,948

	Measuring, Analyzing, and Controlling Instruments; Photographic, Medical and Optical Goods; Watches and Clocks (2.29%)
1,600	KLA-Tencor Corporation	169,600

	Miscellaneous Retail (0.89%)
2,439	Dick's Sporting Goods, Inc.	65,877

	Non-Depository Credit Institutions (1.22%)
1,000	American Express Company	90,460

	Oil & Gas Extraction (2.47%)
17,000	Transocean Ltd. (a)	182,920

	Real Estate (1.82%)
5,000	Marcus & Millichap, Inc. (a)	134,950

	Retail Consulting and Investment (0.0%)
72,728	Amerivon Holdings LLC (a) (b)	0

	Security and Commodity Brokers, Dealers, Exchanges, and Services (11.84%)
900	Affiliated Managers Group, Inc.	170,847
700	Diamond Hill Investment Group, Inc.	148,645
5,000	Federated Investors, Inc.	148,500
3,300	GAMCO Investors, Inc.	98,208
4,500	Hennessy Advisors, Inc.	69,480
2,000	Invesco Ltd.	70,080
1,900	T. Rowe Price Group, Inc.	172,235
		877,995

	Tobacco Products (1.50%)
1,000	Philip Morris International, Inc.	111,010

	Transportation by Air (0.20%)
111	Allegiant Travel Company	14,619

	Transportation Equipment (13.49%)
4,250	General Motors Company	171,615
5,500	Gentherm Incorporated (a)	204,325
1,900	Polaris Industries Inc.	198,797
8,850	The Greenbrier Companies, Inc.	426,127
		1,000,864

	Wholesale Trade - Nondurable Goods (0.76%)
365	McKesson Corporation	56,068

	Total common stocks (Cost $6,663,198)	7,758,883

	Master Limited Partnerships (0.51%)
	Mining And Quarrying of Nonmetallic Minerals, Except Fuels (0.51%)
1,500	Ciner Resources LP (Cost $38,296)	37,575

	Preferred Stocks (3.25%)
	Communications (0.39%)
1,500	Frontier Communications Corp., Series A, 11.125%	28,860

	Retail Consulting and Investment (1.18%)
207,852	Amerivon Holdings LLC (b)	87,298

	Water Transportation (1.68%)
1,734	Seaspan Corporation Series G 8.20%	41,963
3,500	Seaspan Corporation Series H 7.875%	83,020
		124,983

	Total preferred stocks (Cost $671,808)	241,141

	Money Market Fund (0.81%)
60,037	State Street Institutional U.S. Government Money Market Fund, Administration Class shares, 7 day annualized yield 0.67% (Cost $60,037)	60,037

	Total investments (Cost $7,433,339) (109.18%)	8,097,636

	Liabilities in excess of other assets (-9.18%)	(680,812)

	Net assets (100.00%)	$ 7,416,824

(a) Non-income producing.
(b) Illiquid and/or restricted security that has been fair valued.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is in the United States are usually valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are usually valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used. In the event of an unexpected closing of the primary market or exchange, a security may continue to trade on one or more other markets, and the price as reflected on those other trading venues may be more reflective of the security's value than an earlier price from the primary market or exchange. Accordingly, the Fund may seek to use these additional sources of pricing data or information when prices from the primary market or exchange are unavailable, or are earlier and less representative of current market value. Certain debt securities may be priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities or according to prices quoted by a securities dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when shareholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Fund's investment manager ("Investment Manager"), in consultation with the Investment Manager's Valuation Committee, under the direction of or pursuant to procedures approved by the Fund's Board of Directors, called "fair value pricing." Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available or reliable market quotation for the securities existed. These differences in valuation could be material. A security's valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices. A fair value price is an estimate and there is no assurance that such price will be at or close to the price at which a security is next quoted or next trades.

Value Measurements
Inputs to valuation methods are prioritized by a three level hierarchy as follows:

• Level 1 – unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.

• Level 2 – observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

• Level 3 – unobservable inputs for the asset or liability including the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets for the security, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for investments categorized in level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs and methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

The following is a description of the valuation techniques applied to the Fund's major categories of assets and liabilities measured at fair value on a recurring basis:

Equity securities (common and preferred stock) – Most publicly traded equity securities are valued normally at the most recent official closing price, last sale price, evaluated quote, or closing bid price. To the extent these securities are actively traded and valuation adjustments are not applied, they may be categorized in level 1 of the fair value hierarchy. Equities on inactive markets or valued by reference to similar instruments may be categorized in level 2.

Restricted and/or illiquid securities – Restricted and/or illiquid securities for which quotations are not readily available or reliable may be valued with fair value pricing as determined in good faith by the Investment Manager under the direction of or pursuant to procedures approved by the Fund's Board of Directors. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted or illiquid securities issued by nonpublic entities may be valued by reference to comparable public entities or fundamental data relating to the issuer or both or similar inputs. Depending on the relative significance of valuation inputs, these instruments may be categorized in either level 2 or level 3 of the fair value hierarchy.

The following is a summary of the inputs used as of September 30, 2017 in valuing the Fund's assets. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

ASSETS	Level 1	Level 2	Level 3	Total
Investments, at value
Common Stocks	$ 7,758,883	$ -	$ 0	$ 7,758,883
Master Limited Partnership Preferred Stocks	37,575 153,843	- -	- 87,298	37,575 241,141
Money Market Fund	60,037	-	-	60,037
Total investments, at value	$ 8,097,636	$ -	$ 87,298	$ 8,097,636

There were no securities transferred from level 1 on December 31, 2016 to level 2 on September 30, 2017.

The following is a reconciliation of level 3 assets:

	Common Stocks	Preferred Stocks	Total
Balance of level 3 assets at December 31, 2016	$ 727	$ 116,397	$ 117,124
Payment in-kind dividends	-	-	-
Change in unrealized appreciation (depreciation)	(727)	(29,099)	(29,826)
Balance at September 30, 2017	$ 0	$ 87,298	$ 87,298
Net change in unrealized depreciation attributable to assets still held as level 3 at September 30, 2017	$ (727)	$ (29,099)	$ (29,826)

There were no transfers into or out of level 3 assets during the period.

The Investment Manager, under the direction of the Fund's Board of Directors, considers various valuation approaches for valuing assets categorized within level 3 of the fair value hierarchy. The factors used in determining the value of such assets may include, but are not limited to: the discount applied due to the private nature of the asset; the type of the security; the size of the asset; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer or analysts; an analysis of the company's or issuer's financial statements; or an evaluation of the forces that influence the issuer and the market in which the asset is purchased and sold. Significant changes in any of those inputs in isolation may result in a significantly lower or higher fair value measurement. The pricing of all fair value assets is normally reported to the Fund's Board of Directors.

The following table presents additional information about valuation methodologies and inputs used for assets that are measured at fair value and categorized as level 3 as of September 30, 2017:

	Fair Value	Valuation Technique	Unobservable Input	Range
Common stocks
Retail Consulting and Investment	$ 0	Value of liquidation preference per share	Discount rate due to lack of marketability	80%
Preferred stocks
Retail Consulting and Investment	$ 87,298	Value of liquidation preference per share	Discount rate due to lack of marketability	80%

Cost for Federal Income Tax Purposes
As of September 30, 2017, for federal income tax purposes, subject to change, the aggregate cost of securities was $ 7,433,339 and net unrealized appreciation was $664,297, comprised of gross unrealized appreciation of $ 1,390,086 and gross unrealized depreciation of $ 725,789. The aggregate cost of investments for tax purposes will depend upon the Fund's investment experience during the entirety of its fiscal year and may be subject to changes based on tax regulations.

Illiquid and Restricted Securities
The Fund owns securities which have a limited trading market and/or certain restrictions on trading and, therefore, may be considered illiquid and/or restricted. Such securities have been valued using fair value pricing. Due to the inherent uncertainty of valuation, fair value pricing values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. Illiquid and/or restricted securities owned as of September 30, 2017 were as follows:

	Acquisition Date	Cost	Value
Amerivon Holdings LLC preferred shares	9/20/07	$ 521,923	$ 87,298
Amerivon Holdings LLC common equity units	9/20/07	0	0
Total		$ 521,923	$ 87,298
Percent of net assets		7%	1%

Portfolio Concentration
The Fund operates as a "non-diversified" investment company, which means that the portion of the Fund's assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act of 1940, as amended (the "1940 Act") and the amount of the outstanding voting securities of a particular issuer held by the Fund is not limited. The Fund, however, currently intends to continue to conduct its operations so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code, which currently requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund's total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer. There are no such limitations with respect to the balance of the Fund's portfolio, although no single investment can exceed 25% of the Fund's total assets at the time of purchase. A more concentrated portfolio may cause the Fund's net asset value to be more volatile and thus may subject shareholders to more risk.

Foreign Securities Risk
Investments in the securities of foreign issuers involve special risks which include changes in foreign exchange rates and the possibility of future adverse political and economic developments which could adversely affect the value of such securities. Moreover, securities of foreign issuers and traded in foreign markets may be less liquid and their prices more volatile than those of U.S. issuers and markets

In June 2016, the United Kingdom (UK) voted to leave the European Union (EU) following a referendum referred to as "Brexit." It is expected that the UK will exit the EU within two years; however, the exact time frame for the UK's exit is unknown. There is still considerable uncertainty relating to the potential consequences of the withdrawal, including how the financial markets will react. In light of the uncertainties surrounding the impact of the Brexit on the broader global economy, the negative impact could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, which could have an adverse effect on the value of the Fund's investments.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Foxby Corp.

By : /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 17, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: November 17, 2017

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: November 17, 2017
Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)